                                                                    EXHIBIT 99.1

** PLEASE BE ADVISED THAT UPON FURTHER CONSIDERATION WE HAVE MADE A
DETERMINATION TO PULL LOANS #4 AND #100 FROM THE C17 POOL. THIS DETERMINATION
WAS MADE SUBSEQUENT TO THE RELEASE OF THE SUPPLEMENT EARLIER THIS EVENING **